Exhibit 32.1
CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Robert Mee, Chief Executive Officer of Pivotal Software, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.                              the Annual Report on Form 10-K of the Company for the period ended February 1, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.                              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 29, 2019	/s/ Robert Mee
Robert Mee
Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing.